SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2017
General Finance Corporation
(Exact Name of Registrant as Specified in its Charter)
Delaware
 (State or Other Jurisdiction of Incorporation)

001-32845	32-0163571
(Commission File Number)	(I.R.S. Employer Identification No.)

39 East Union Street
Pasadena, California	91103
(Address of Principal Executive Offices)	(Zip Code)
(626) 584-9722
 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTES
Certain References

References to “we,” “us,” “our” or the “Company” refer to General Finance Corporation, a Delaware corporation, and its consolidated subsidiaries. These subsidiaries include GFN U.S. Australasia Holdings, Inc., a Delaware corporation (“GFN U.S.”); GFN Insurance Corporation, an Arizona corporation (“GFNI”); GFN North America Leasing Corporation, a Delaware corporation (“GFNNA Leasing”); GFN North America Corp., a Delaware corporation (“GFNNA”); GFN Realty Company, LLC, a Delaware limited liability company (“GFNRC”); GFN Manufacturing Corporation, a Delaware corporation (“GFNMC”), and its subsidiary, Southern Frac, LLC, a Texas limited liability company (collectively “Southern Frac”); Pac-Van, Inc., an Indiana corporation, and its Canadian subsidiary, PV Acquisition Corp., an Alberta corporation (collectively “Pac-Van”); and Lone Star Tank Rental Inc., a Delaware corporation (“Lone Star”); GFN Asia Pacific Holdings Pty Ltd, an Australian corporation (“GFNAPH”), and its subsidiaries, GFN Asia Pacific Finance Pty Ltd, an Australian corporation (“GFNAPF”), Royal Wolf Holdings Limited, an Australian corporation (“RWH”), and its Australian and New Zealand subsidiaries (collectively, “Royal Wolf”).

TABLE OF CONTENTS
		Page

Item 1.01	Entry into a Definitive Material Agreement	1

Item 9.01	Financial Statements and Exhibits	1

Exhibit 10.1
Syndicated Facility Agreement dated October 26, 2017 among Royal Wolf Holdings Limited, Royal Wolf Trading Australia Pty Limited, Royalwolf Trading New Zealand Limited, Kookaburra Containers Pty Limited, Royalwolf NZ Acquisition Co. Limited, Deutsche Bank AG, Sydney Branch, CSL Fund (PB) Lux Sarl II, Aiguilles Rouges Lux Sarl II, Perpetual Corporate Trust Limited and P.T. Limited

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Item 1.01    Entry into a Definitive Material Agreement

On October 26, 2017 Royal Wolf Holdings Limited (“Royal Wolf Holdings”), Royal Wolf Trading Australia Pty Limited (“Royal Wolf Australia”), Royalwolf Trading New Zealand Limited ("Royal Wolf New Zealand”), Kookaburra Containers Pty Limited (“Kookaburra”), Royalwolf NZ Acquisition Co. Limited (“Royalwolf NZ” and collectively with Royal Wolf Holdings, Royal Wolf Australia, Royal Wolf New Zealand and Kookaburra, “Royal Wolf”), Deutsche Bank AG, Sydney Branch, CSL Fund (PB) Lux Sarl II, Aiguilles Rouges Lux Sarl II, Perpetual Corporate Trust Limited and P.T. Limited entered into that certain Syndicated Facility Agreement (the “Syndicated Facility Agreement”).

Pursuant to the Syndicated Facility Agreement, Royal Wolf entered into an A$125 million senior secured credit facility (the “New Royal Wolf Credit Facility”). Amounts borrowed under the New Royal Wolf Credit Facility will be used to repay in full on November 3, 2017 all amounts borrowed under the existing senior secured credit facility of Royal Wolf (the “Existing Royal Wolf Credit Facility”) pursuant to that certain ANZ Multicurrency Facility Agreement dated May 8, 2014, as amended to date (the “ANZ Multicurrency Agreement”) among Royal Wolf, Australia and New Zealand Banking Group Limited and ANZ Bank New Zealand Limited, and that certain CBA Multicurrency Facility Agreement dated May 8, 2014, as amended to date (the “CBA Multicurrency Agreement”), among Royal Wolf and Commonwealth Bank of Australia and to pay related fees and expenses.

The New Royal Wolf Credit Facility will consist of a single draw A$20 million Facility A that would amortize semi-annually with payments of A$3.33 million, a single draw A$85 million Facility B1 with no amortization, a single draw NZ$30 million Facility B2 with no amortization and an A$20 million revolving Facility C that can be drawn and re-drawn. Facilities A, B1 and B2 will be used to prepay in full all amounts borrowed under the Existing Royal Wolf Credit Facility and to pay fees and expenses related to the New Royal Wolf Credit Facility, and Facility C would be used for working capital purposes, capital expenditures and general corporate purposes. The maturity date of the Syndicated Facility Agreement, when all amounts borrowed under the New Royal Wolf Credit Facility must be repaid, is November 3, 2020.

Amounts borrowed under Facilities A, B1, B2 and C of the New Royal Wolf Credit Facility will bear interest at the rate of 5% per annum until delivery of the first compliance certificate and thereafter at the Bank Bill Swap Rate plus a margin of 4.25% to 5.5% per annum, as determined by net leverage. Fees and expenses payable to Deutsche Bank to commit capital and enter into the New Royal Wolf Credit Facility are estimated at up to A$2.83 million, while an exit fee of up to A$1.125 million is owed upon repayment of all amounts borrowed under the New Royal Wolf Credit Facility.

Repayment of all amounts borrowed under the New Royal Wolf Credit Facility will be secured by a fixed and floating charge over all assets of Royal Wolf and by the pledge of all capital stock of all the subsidiaries of Royal Wolf Holdings.

Covenants under the New Royal Wolf Credit Facility will consist of a net leverage ratio covenant which requires net leverage, as defined, of less than 3.25x, a debt coverage ratio covenant which requires debt coverage, as defined, of 1.4x or greater and a “guarantor threshold test” covenant that requires Royal Wolf to directly hold not less than 95% of its total tangible assets and to account for not less than 95% of the earnings before interest, taxes, depreciation and amortization for the calculation period, as defined in the Syndicated Facility Agreement.

The Syndicated Facility Agreement contains customary events of default, including, without limitation, non-payment of amounts borrowed, breach of financial covenants, a default under any other financial indebtedness of Royal Wolf or a change of control which results in General Finance Corporation ceasing to directly or indirectly control Royal Wolf, each as defined in the Syndicated Facility Agreement.

 The foregoing description of the Syndicated Facility Agreement is a summary and is qualified in its entirety by reference to the Syndicated Facility Agreement, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

Exhibit	Exhibit Description

10.1
Syndicated Facility Agreement dated October 26, 2017 among Royal Wolf Holdings Limited, Royal Wolf Trading Australia Pty Limited, Royalwolf Trading New Zealand Limited, Kookaburra Containers Pty Limited, Royalwolf NZ Acquisition Co. Limited, Deutsche Bank AG, Sydney Branch, CSL Fund (PB) Lux Sarl II, Aiguilles Rouges Lux Sarl II, Perpetual Corporate Trust Limited and P.T. Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL FINANCE CORPORATION
Dated: October 27, 2017	By:	/s/ CHRISTOPHER A. WILSON
Christopher A. Wilson
General Counsel, Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

10.1
Syndicated Facility Agreement dated October 26, 2017 among Royal Wolf Holdings Limited, Royal Wolf Trading Australia Pty Limited, Royalwolf Trading New Zealand Limited, Kookaburra Containers Pty Limited, Royalwolf NZ Acquisition Co. Limited, Deutsche Bank AG, Sydney Branch, CSL Fund (PB) Lux Sarl II, Aiguilles Rouges Lux Sarl II, Perpetual Corporate Trust Limited and P.T. Limited

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